                          EXHIBIT 23.2

                       ACCOUNTANT'S CONSENT



     The Board of Directors of
     The Home Depot, Inc.


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading
     "Experts" in the Prospectus.



                                   /s/ KPMG PEAT MARWICK LLP
                                   KPMG PEAT MARWICK LLP



Atlanta, Georgia
May 10, 1996